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                               SAFECO MONEY MARKET TRUST
           SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS DATED APRIL 30, 1997
                           SUPPLEMENT DATED AUGUST 8, 1997


1. THE FOLLOWING PARAGRAPH REPLACES ITEM NUMBER 7 FOLLOWING THE CAPTION "INVESTMENT PRACTICES OF THE MONEY MARKET FUND" ON PAGE 46:

    7. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the
         counterparty to the agreement defaults or becomes insolvent.   The
         Fund will invest no more than 10% of total assets in repurchase agreements that mature in more than seven days.